UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Unicycive Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40582	81-3638692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4300 El Camino Real, Suite 210

Los Alto, CA 94022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 351-4495

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	UNCY	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 20, 2024, Unicycive Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 25, 2024, the record date for the Annual Meeting, the holders of the Company’s capital stock were entitled to an aggregate of 46,140,413 votes, comprised of (i) an aggregate of 37,606,436 votes to which the holders of the Company’s 37,606,436 shares of outstanding common stock were entitled; (ii) 1,586,165 votes to which the holders of the Company’s 19,991.51 shares of outstanding Series A Preferred Stock were entitled; and (iii) 6,947,812 votes to which the holders of the Company’s 50,000 shares of outstanding Series B Preferred Stock were entitled.

An aggregate of 35,912,732 votes were represented in person or by valid proxies at the Annual Meeting, or approximately 78% of the total voting power of the shares of the Company’s capital stock entitled to vote. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 26, 2024 are as follows:

Proposal 1.  All of the four (4) nominees for director were elected to serve until the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the four (4) directors was as follows:

Directors	For	Withhold	Broker Non Vote
Dr. Shalabh Gupta	31,405,300	141,215	4,366,217
Dr. Sandeep Laumas	26,680,456	4,863,859	4,366,417
Dr. Gaurav Aggarwal	31,361,230	185,285	4,366,217
Dr. Saraswati Kenkare-Mitra	27,910,020	3,636,495	4,366,217

Proposal 2. The appointment of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2024 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
35,666,926	156,292	89,512	2

Proposal 3. The Nasdaq 20% Issuance Proposal was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
26,794,427	262,272	9,804	4,366,219

Proposal 4. The Authorized Share Increase Proposal was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
34,150,333	1,735,688	26,730	1

Proposal 5. The second amendment and restatement of the 2021 Omnibus Equity Incentive Plan was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
26,540,959	4,988,094	17,462	4,366,217

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024

UNICYCIVE THERAPEUTICS, INC.

By:	/s/ Shalabh Gupta
Shalabh Gupta
Chief Executive Officer

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